UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023 (July 23, 2023)

Compute Health Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40001	85-3449307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1100 North Market Street

4th Floor

Wilmington, DE 19890

(Address of principal executive offices)

(212) 829-3500

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-quarter of one Redeemable Warrant	CPUH.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share, included as part of the Units	CPUH	The New York Stock Exchange
Redeemable Warrants included as part of the Units, each exercisable for one share of Class A common stock for $11.50 per share	CPUH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The disclosure set forth below in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 7.01	Regulation FD Disclosure.

On July 23, 2023, Allurion Technologies, Inc. and Compute Health Acquisition Corp. (“Compute Health”) issued a joint press release (the “Press Release”) announcing certain changes to the Warrant Amendment (as defined below). The Press Release is attached to this Current Report as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 8.01	Other Events.

On July 7, 2023, Compute Health filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) that, among other things, solicits consent (the “Consent Solicitation”) from the holders of Compute Health Warrants (as defined below) to certain changes to the Warrant Agreement, dated February 4, 2021, by and between Compute Health and Continental Stock Transfer & Trust Company (the “Warrant Agreement”).

In connection with the Consent Solicitation, on July 24, 2023, Compute Health proposed to amend the Warrant Agreement (the “Warrant Amendment”) to: (i) provide that, upon the completion of the Business Combination (as defined in the Proxy Statement), each of the outstanding warrants of Compute Health, which currently entitle the holder thereof to purchase one share of Class A common stock, par value $0.0001 per share, of Compute Health at an exercise price of $11.50 per share (each, a “Compute Health Public Warrant” and, together with the warrants of Compute Health issued in a private placement that closed contemporaneously with its initial public offering (the “Compute Health Private Warrants”), the “Compute Health Warrants”), will become exercisable for 1.420455 shares of New Allurion Common Stock (as defined in the Proxy Statement) at an exercise price of $8.10 per share; (ii) provide that, upon the completion of the Business Combination, each Compute Health Public Warrant will be exchanged for 0.6125 New Allurion Public Warrants (as defined in the Proxy Statement); (iii) amend the term of the Compute Health Warrants such that they will expire seven years after the consummation of the Business Combination, or earlier upon redemption or liquidation; (iv) delete section 4.4 of the Warrant Agreement relating to adjustments of the Warrant Price (as defined in the Warrant Agreement) if Compute Health issues additional shares or equity-linked securities for capital raising purposes in connection with the closing of the Business Combination; (v) amend Sections 6.1 and 6.2 of the Warrant Agreement to provide that, subject to the terms of the Warrant Agreement, not less than all of the Compute Health Public Warrants may be redeemed for cash or for shares of common stock after a date that is ninety (90) days after the date on which Compute Health completes the initial Business Combination; and (vi) make certain adjustments to the Reference Value (as defined in the Warrant Agreement), redemption trigger price, and the table summarizing the redemption prices for the Compute Health Public Warrants as a result of the foregoing amendments to the Warrant Agreement.

A copy of the Warrant Amendment is filed with this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference, and the foregoing description of the Warrant Amendment does not purport to be complete and is qualified in its entirety by reference thereto.

Important Information About the Proposed Transactions and Where to Find It

This Current Report on Form 8-K relates to a proposed business combination between Compute Health, Allurion Technologies, Inc. (“Allurion”), and Allurion Technologies Holdings, Inc. (“New Allurion”). New Allurion filed the Registration Statement on Form S-4 with the SEC, which includes a document that serves as a proxy statement and prospectus of Compute Health and New Allurion and a full description of the terms of the Business Combination Agreement and the Ancillary Documents (each as defined in the Proxy Statement) (the “Proposed Transactions”). The proxy statement/prospectus has been mailed to Compute Health’s stockholders as of July 3, 2023, the record date established for voting at the special meeting (as defined in the Proxy Statement). Compute Health and New Allurion may also file other documents regarding the Proposed Transactions with the SEC. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Proposed Transactions, including the risk factors and other disclosures set forth in Compute Health’s filings with the SEC, and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Transactions. Compute Health’s stockholders and other interested persons are advised to read the Registration Statement on Form S-4, including the proxy statement/prospectus and any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transactions, as these materials will contain important information about Allurion, Compute Health and the Proposed Transactions. The Registration Statement on Form S-4, including the proxy statement/prospectus, and other documents that are filed with the SEC, once available may be obtained without charge at the SEC’s website at www.sec.gov, or by directing a written request to Compute Health Acquisition Corp., 1100 North Market Street, 4th Floor, Wilmington, Delaware 19890.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT ON FORM 8-K. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Participants in the Solicitation

Compute Health, Allurion, New Allurion, certain stockholders of Compute Health and certain of Compute Health’s, Allurion’s and New Allurion’s respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from the stockholders of Compute Health with respect to the Proposed Transactions. A list of the names of such persons and information regarding their interests in the proposed transaction is contained in the Registration Statement on Form S-4 and proxy statement/prospectus. Stockholders, Compute Health warrantholders, potential investors and other interested persons should read the Registration Statement on Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Free copies of these documents may be obtained from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Warrant Amendment

99.1	Joint Press Release, dated July 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compute Health Acquisition Corp.

By:	/s/ Joshua Fink
	Name:	Joshua Fink
	Title:	Co-Chief Executive Officer

Dated: July 24, 2023